SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                     October 17, 2000
Date of Report ..............................................................
                                (Date of earliest event reported)

                         CARCO Auto Loan Master Trust
                  Chrysler Financial Receivables Corporation
                   DaimlerChrysler Wholesale Receivables LLC
 ..............................................................................
            (Exact name of registrant as specified in its charter)


State of Delaware               333-38873 and 33-55795              None
 ...............................................................................
(State or other jurisdiction         (Commission)              (IRS Employer
  of incorporation)                    File No.)           Identification No.)


                27777 Franklin Rd., Southfield, Michigan 48034
                ..............................................
                   (Address of principal executive offices)

                                                        (248) 512-3990
Registrant's telephone number, including area code...........................

This filing relates to Registration Statement Nos. 333-37882, 333-37882-01 and 333-37882-02.

Item 5.  Other Events.
         ------------

     In connection with the proposed offering of CARCO Auto Loan Master Trust Floating Rate Auto Loan Asset Backed Certificates, Series 2000-B, attached as
Exhibit 99 are certain materials prepared by Chrysler Financial Company L.L.C. that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.


Item 7.  Financial Statements, Pro Forma Financial Information and
         ---------------------------------------------------------
         Exhibits.
         --------

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:


     (a) Financial statements of businesses acquired;

         None

     (b) Pro forma financial information:

         None

     (c) Exhibits:

         Exhibit 99

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          DAIMLERCHRYSLER WHOLESALE RECEIVABLES L.L.C.
                          By Chrysler Financial Receivables Corporation, a member


                                    By: /s/ B.C. Babbish
                                        ---------------------------------
                                        B.C. Babbish
                                        Assistant Secretary


                          CHRYSLER FINANCIAL RECEIVABLES CORPORATION as successor to U.S. Auto Receivables Company, the registrant under Registration Statement No. 333-38873


                                    By: /s/ B.C. Babbish
                                        ---------------------------------
                                        B.C. Babbish
                                        Assistant Secretary


                          CARCO AUTO LOAN MASTER TRUST, By
                          DaimlerChrysler Wholesale
                          Receivables LLC, as depositor, on
                          behalf of the trust, by Chrysler
                          Financial Receivables Corporation,
                          a member


                                    By: /s/ B.C. Babbish
                                        ---------------------------------
                                        B.C. Babbish
                                        Assistant Secretary


Date: October 17, 2000

                                 EXHIBIT INDEX


Exhibit
  No.             Description of Exhibit
-------           ----------------------

  99 Material prepared by Chrysler Financial Company L.L.C. in connection with CARCO Auto Loan Master Trust Floating Rate Auto Loan Asset Backed Certificates, Series 2000-B pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.

                                  EXHIBIT 99



CARCO Auto Loan Master Trust Floating Rate Auto Loan Asset Backed Certificates, Series 2000-B Structural and Collateral Materials

     The information contained in the attached materials is referred to as the "Information".

     The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Morgan Stanley & Co. Incorporated ("Morgan Stanley") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Morgan Stanley Trading Desk at 212-761-2248.


                                                DAIMLERCHRYSLER

                                         CARCO Auto Loan Master Trust

                               DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC, Seller
                                  CHRYSLER FINANCIAL COMPANY L.L.C., Servicer

                                              Subject to Revision
                                      Term Sheet dated October 17, 2000.

Issuer...............................................   CARCO Auto Loan Master Trust (the "trust").

Seller...............................................   DaimlerChrysler Wholesale Receivables LLC ("DCWR" or the
                                                        "seller").

Servicer.............................................   Chrysler Financial Company L.L.C. ("CFC" or the
                                                        "servicer"), a wholly owned subsidiary
                                                        of DaimlerChrysler Corporation ("DaimlerChrysler").

Trustee..............................................   The Bank of New York (the "trustee").

Title of Securities..................................   $501,000,000 Floating Rate Auto Loan Asset Backed
                                                        Certificates, Series 2000-B (the "Series 2000-B
                                                        certificates").

The Series 2000-B Invested
   Amount............................................   The total principal amount of the Series 2000-B
                                                        certificates invested in receivables on the date they are
                                                        issued is expected to be $501,000,000.  This invested
                                                        amount may increase or decrease depending on principal
                                                        collections deposited into or released from the excess
                                                        funding account, principal distributed to or accumulated
                                                        for Series 2000-B certificateholders and losses on the
                                                        receivables and the reimbursement of those losses.

Series Issuance Date.................................   October 23, 2000.

Series Cut-Off Date..................................   October 20, 2000.

Interest Payment Dates...............................   Interest will be payable on the 15th of each month,
                                                        unless the 15th is not a business day, in which case the
                                                        payment will be made on the following business day.  The
                                                        first payment will be on November 15, 2000.

Per Annum Interest Rate..............................   0.08% above one-month LIBOR or, if lower, the assets
                                                        receivables rate, which rate is based primarily on the
                                                        interest rates on the receivables.  Interest will be
                                                        calculated on the basis of the actual number of days in
                                                        the applicable interest period divided by 360.

Interest Periods.....................................   Each period from and including a distribution date to but
                                                        excluding the following distribution date, except that
                                                        the first interest period will be 23 days.

Principal Payments...................................   We expect to pay the principal of the Series 2000-B
                                                        certificates in full on October 15, 2003.  However, under
                                                        some circumstances we may pay principal earlier or later
                                                        or in reduced amounts.

Series 2000-B Termination Date.......................   We will be obligated to pay the outstanding principal
                                                        amount of the Series 2000-B certificates, to the extent
                                                        not previously paid, by October 17, 2005.

Excess Funding Account...............................   The excess funded amount is the amount, if any, of the
                                                        Series 2000-B certificates not invested in receivables
                                                        and, except as described below, will be maintained in an
                                                        excess funding account established with the trustee.

                                                        Upon the earlier of (a) the commencement of any early
                                                        amortization period and (b) the April 2003 distribution
                                                        date, some or all of the funds on deposit in the excess
                                                        funding account will be distributed to the Series 2000-B
                                                        certificateholders or deposited in the principal funding
                                                        account.

Revolving Period.....................................   During the revolving period, we will not pay principal on
                                                        the Series 2000-B certificates or accumulate principal
                                                        for that purpose.  Instead, we will use the Series 2000-B
                                                        share of principal collections to make principal
                                                        distributions to other series or pay them to the seller.
                                                        The revolving period will begin at the close of business
                                                        on the Series Cut-Off Date and end when the accumulation
                                                        period begins.  The revolving period will also end if an
                                                        early amortization period that is not terminated begins.

Series 2000-B Accumulation Period....................   We will accumulate principal for the Series 2000-B
                                                        certificates during an accumulation period between one
                                                        and five months long unless an early amortization period
                                                        that is not terminated begins before the start of the
                                                        accumulation period.  The latest date on which the
                                                        accumulation period will commence is September 1, 2000.
                                                        During the accumulation period we will accumulate the
                                                        Series 2000-B share of principal collections for payment
                                                        on October 15, 2003.

Early Amortization Period............................   If an early amortization event occurs and is not cured,
                                                        you will begin to receive payments of principal.  We
                                                        refer to this period after the occurrence of an early
                                                        amortization event as the early amortization period.
                                                        Early amortization events are events that might adversely
                                                        affect the trust's ability to make payments on the Series
                                                        2000-B certificates as originally expected.

Early Amortization Events............................   The early amortization events with respect to the Series
                                                        2000-B certificates will include each of the following
                                                        events:

                                                        1.   failure on the part of DCWR, the servicer or CFC,
                                                        as applicable,

                                                             o to make any payment required by the Pooling and
                                                               Servicing Agreement or the Receivables Purchase
                                                               Agreement, or

                                                             o to deliver a Distribution Date Statement required
                                                               by the Pooling and Servicing Agreement, or

                                                             o to comply with its covenant not to create any lien
                                                               on a receivable or

                                                             o to observe or perform in any material respect any
                                                               other covenant or agreement set forth in the
                                                               Pooling and Servicing Agreement or the Receivables
                                                               Purchase Agreement beyond any applicable grace
                                                               period;

                                                        2.   any representation or warranty made by CFC, as seller of
                                                        the receivables to DCWR, in the Receivables Purchase
                                                        Agreement or by DCWR in the Pooling and Servicing Agreement
                                                        or any information required to be given by DCWR to the
                                                        trustee to identify the accounts proves to have been
                                                        incorrect in any material respect when made and continues
                                                        to be incorrect in any material respect for a period of 60 days after written notice and as a result the interests of the certificateholders are materially and adversely
                                                        affected. An early amortization event, however, shall not
                                                        be deemed to occur if DCWR has repurchased the related
                                                        receivables or all of the receivables, if applicable,
                                                        during that period in accordance with the provisions of the
                                                        Pooling and Servicing Agreement;

                                                        3.   the occurrence of events of bankruptcy, insolvency or
                                                        receivership relating to CFC, DaimlerChrysler, the trust or the seller;

                                                        4.   a failure by DCWR to convey receivables in additional
                                                        accounts to the trust when required;

                                                        5.   on any determination date, the available subordinated
                                                        amount for the next distribution date will be reduced to an amount less than the required subordinated amount on that
                                                        determination date after giving effect to the distributions to be made on the next distribution date;

                                                        6.   any service default with respect to the Series 2000-B
                                                        certificates occurs;

                                                        7.   on any distribution date, as of the last day of the
                                                        preceding collection period, the aggregate amount of
                                                        principal receivables relating to used vehicles exceeds 20%
                                                        of the pool balance on that last day;

                                                        8.   on any determination date, the average of the monthly
                                                        payment rates for the three preceding collection periods is less than 20%;

                                                        9.   any carry-over amount is outstanding on six consecutive
                                                        distribution dates;

                                                        10.   the outstanding principal amount of the Series 2000-B
                                                        certificates is not repaid by the Series 2000-B expected
                                                        payment date.

Subordination of the Seller's
   Interest..........................................   The interest collections, investment proceeds, amounts in
                                                        the reserve fund, amounts on deposit in the yield
                                                        supplement account and other amounts allocable to the
                                                        Series 2000-B certificateholders for any collection
                                                        period may not be sufficient to cover the interest
                                                        payable with respect to the Series 2000-B certificates on
                                                        the next distribution date, plus any overdue interest and
                                                        interest thereon, the monthly servicing fee for that
                                                        distribution date, any investor default amount for that
                                                        distribution date and other amounts.  In that case, the
                                                        available subordinated amount will be applied to make up
                                                        that deficiency.

                                                        The available subordinated amount for a determination
                                                        date is equal to

                                                        (a) the lesser of

                                                            (i) the available subordinated amount for the preceding
                                                                determination date, minus, with some limitations,
                                                                the draw amount for that preceding determination
                                                                date, minus funds from the reserve fund applied to
                                                                cover any portion of the investor default amount,
                                                                plus the excess, if any, of the required
                                                                subordinated amount for that determination date
                                                                over the required subordinated amount for the
                                                                immediately preceding determination date due to an
                                                                increase in the subordination factor, plus the
                                                                amount of excess servicing available to be paid to
                                                                the seller and

                                                            (ii) the product of the fractional equivalent of the
                                                                subordinated percentage and the invested amount
                                                                minus

                                                        (b) in the case of clause (a)(i), the incremental
                                                            subordinated amount for that preceding determination
                                                            date, plus

                                                        (c) the incremental subordinated amount for the current
                                                            determination date, plus

                                                        (d) the subordinated percentage of funds to be withdrawn
                                                            from the excess funding account on the succeeding
                                                            distribution date and paid to the seller or allocated
                                                            to one or more series.

                                                        However, (x) from and after the commencement of the Series
                                                        2000-B accumulation period until the Series 2000-B
                                                        certificates are paid in full and (y) from and after any
                                                        early amortization period that is not terminated begins
                                                        until the payment in full of the Series 2000-B
                                                        certificates, the available subordinated amount shall be
                                                        calculated based on the invested amount as of the close of business on the day preceding that Series 2000-B
                                                        accumulation period or early amortization period, as
                                                        applicable. The available subordinated amount for the first determination date is equal to the required subordinated
                                                        amount. The required subordinated amount shall mean, as of any date of determination, the sum of (a) the product of
                                                        the initial subordinated percentage, as adjusted from time to time other than as a result of an increase at the option of the seller, and the invested amount and (b) the
                                                        incremental subordinated amount.

                                                        The incremental subordinated amount on any determination
                                                        date will equal the result obtained by multiplying

                                                        (a) a fraction, the numerator of which is the sum of the
                                                            invested amount on the last day of the immediately
                                                            preceding collection period and the available
                                                            subordinated amount for that determination date,
                                                            calculated without adding the incremental subordinated
                                                            amount for such determination date as described in
                                                            clause (c) above, and the denominator of which is the
                                                            pool balance on that last day times

                                                        (b) the excess, if any, of (x) the sum of the
                                                            overconcentration amount, the installment balance
                                                            amount and the aggregate amount of ineligible
                                                            receivables on such determination date over (y) the
                                                            aggregate amount of ineligible receivables, receivables
                                                            in accounts containing dealer overconcentrations and
                                                            receivables in installment balances, in each case that
                                                            became defaulted receivables during the preceding
                                                            collection period and are not subject to reassignment
                                                            from the trust, unless insolvency events relating to
                                                            the seller or CFC have occurred.

                                                        The subordinated percentage will initially equal the
                                                        percentage equivalent of a fraction, the numerator of which is the subordination factor and the denominator of which
                                                        will be the excess of 100% over the subordination factor.
                                                        The subordination factor will initially be 10%, but will be subject to increase to 11% in the event that the rating of
                                                        CFC's long-term unsecured debt is lowered below BBB- by
                                                        Standard & Poor's or withdrawn by Standard & Poor's, unless the seller receives written confirmation from Standard &
                                                        Poor's that the failure to so increase the subordination
                                                        factor would not result in that rating agency lowering or
                                                        withdrawing its rating of the Series 2000-B certificates.
                                                        The seller may, in its sole discretion, increase at any
                                                        time the available subordinated amount for so long as the
                                                        cumulative amount of those discretionary increases does not exceed the lesser of (i) $5,566,666.67 or (ii) 1.11% of the invested amount. The seller is not under any obligation to increase the available subordinated amount at any time,
                                                        except as described in this term sheet. If the available
                                                        subordinated amount were reduced to less than the required subordinated amount, an early amortization event would
                                                        occur. The seller could elect to increase the available
                                                        subordinated amount at the time that early amortization
                                                        event would otherwise occur, thus preventing or delaying
                                                        the occurrence of the early amortization event.

Yield Supplement Account.............................   On the Series 2000-B issuance date, the seller will
                                                        deposit $2,004,000 in the yield supplement account for
                                                        the Series 2000-B certificates.  The yield supplement
                                                        account required amount for any distribution date will
                                                        equal 0.40% of the outstanding principal balance of the
                                                        Series 2000-B certificates for that distribution date,
                                                        after giving effect to any change in the outstanding
                                                        principal balance on that distribution date.  Amounts on
                                                        deposit in the yield supplement account will be available
                                                        to pay carry-over amounts.  A carry-over amount is the
                                                        excess, if any, of interest on the Series 2000-B
                                                        certificates at the applicable LIBOR rate over interest
                                                        on the Series 2000-B certificates at the assets
                                                        receivables rate.

Reserve Fund.........................................   On the Series 2000-B issuance date, the Seller will
                                                        deposit $1,753,500 into the reserve fund for the Series
                                                        2000-B certificates.  The reserve fund required amount
                                                        for any distribution date will equal 0.35% of the
                                                        outstanding principal balance of the Series 2000-B
                                                        certificates for that distribution date, after giving
                                                        effect to any change in the outstanding principal balance
                                                        on that distribution date.  Amounts on deposit in the
                                                        reserve fund will be available to pay monthly interest,
                                                        the monthly servicing fee and investor default amounts
                                                        and, on the final payment date, carry-over amounts.

Other Series Issuances...............................   As of the date of this term sheet, nine other series
                                                        issued by the trust are outstanding.

Allocations..........................................   Interest collections, principal collections and defaulted
                                                        receivables allocated to Series 2000-B will be further
                                                        allocated between the Series 2000-B certificateholders'
                                                        interest and the seller's interest as described below.

                                                        Interest collections and defaulted receivables allocated to
                                                        Series 2000-B will be allocated at all times to the Series
                                                        2000-B certificateholders' interest based on the floating
                                                        allocation percentage applicable during the related
                                                        collection period. The floating allocation percentage for
                                                        any collection period is the percentage obtained by
                                                        dividing the invested amount on the last day of the
                                                        immediately preceding collection period by the product of
                                                        (x) the pool balance on the last day of the immediately
                                                        preceding collection period and (y) the series allocation
                                                        percentage for that collection period. Principal
                                                        collections allocated to Series 2000-B will be allocated to the Series 2000-B certificateholders' interest based on the floating allocation percentage during any period (a
                                                        "nonprincipal period") that is not the Series 2000-B
                                                        accumulation period or an early amortization period and
                                                        based on the principal allocation percentage during the
                                                        Series 2000-B accumulation period and any early
                                                        amortization period. The principal allocation percentage
                                                        for any collection period means the percentage equivalent
                                                        ,which shall never exceed 100%, of a fraction, the
                                                        numerator of which is the invested amount as of the last
                                                        day of the Series 2000-B revolving period, if that last day has occurred or, if that last day has not occurred, as of
                                                        the last day of the immediately preceding collection period or, after the Series 2000-B certificates have been paid in full, zero and the denominator of which is the product of
                                                        (x) the pool balance as of that last day and (y) the series allocation percentage for the collection period in respect of which the principal allocation percentage is being
                                                        calculated.

Excess Principal Collections.........................   Principal collections allocable to other series, to the
                                                        extent not needed to make payments in respect of the
                                                        other series, will be applied to make principal payments
                                                        in respect of the Series 2000-B certificates and of other
                                                        series of certificates entitled to principal payments.

Registration of Series 2000-B
    Certificates ....................................   The Series 2000-B certificates will initially be
                                                        represented by one or more certificates registered in the
                                                        name of Cede & Co., as the nominee of The Depository
                                                        Trust Company ("DTC"). No person acquiring an interest in
                                                        the Series 2000-B certificates will be entitled to
                                                        receive a definitive certificate representing that
                                                        person's interest except under some circumstances. Series
                                                        2000-B certificateholders may only hold their Series
                                                        2000-B certificates through DTC. Series 2000-B
                                                        certificates may not be held through Clearstream,
                                                        Luxembourg or the Euroclear System.

Servicing Fee Rate ..................................   1/12 of 1.0% per month (on a 30/360 day basis) or, if the
                                                        servicer waives the monthly servicing fee, 0.0% for the
                                                        distribution date in respect of which the servicer has
                                                        waived the monthly servicing fee.

Optional Repurchase .................................   The Series 2000-B certificateholder's interest in the
                                                        trust is subject to optional repurchase by the servicer
                                                        on any distribution date after the invested amount for
                                                        the Series 2000-B certificates is reduced to $50,100,000
                                                        or less.

ERISA Considerations ................................   Series 2000-B certificates may be eligible for purchase
                                                        by employee benefit plans.

Certificate Ratings .................................   The trust will issue the Series 2000-B certificates only
                                                        if they are rated at the time of issuance in the highest
                                                        long-term rating category by at least one nationally
                                                        recognized rating agency. A security rating is not a
                                                        recommendation to buy, sell or hold securities and is
                                                        subject to revision or withdrawal in the future by the
                                                        assigning rating agency.


------------------------------------------------------------------------------
                    THE DEALER FLOORPLAN FINANCING BUSINESS
------------------------------------------------------------------------------

     The receivables sold to the trust were or will be selected from extensions of credit and advances made by DaimlerChrysler and CFC to approximately 3,190 domestic motor vehicle dealers.

     o CFC financed 57.6% of the total number of all DaimlerChrysler franchised dealers as of September 30, 2000.

     o CFC has extended credit lines to 1,173 DaimlerChrysler-franchised dealers that also operate non-DaimlerChrysler franchises, representing approximately 43% of the aggregate credit lines of dealers in the U.S. Wholesale Portfolio as of September 30, 2000, and 458 non-DaimlerChrysler dealers, representing approximately 19% of such aggregate credit lines.

     o As of September 30, 2000, the balance of principal receivables in the accounts of the U.S. Wholesale Portfolio was approximately $10.8 billion.

     o CFC currently services the U.S. Wholesale Portfolio through its Southfield Support office and through a network of 25 zone offices located throughout the United States.

     o As of September 30, 2000, the average credit lines per dealer in the U.S. Wholesale Portfolio for new and used vehicles, which includes Auction Vehicles, were $3.76 million and $0.49 million, respectively, and the average balance of principal receivables per dealer was $3.39 million.

     o As of September 30, 2000, the aggregate total receivables balance as a percentage of the aggregate total credit line was approximately 79.8%.

     The following table sets forth the percentages of dealer account balances by year of credit line origination for the U.S. Wholesale Portfolio.


                         Portfolio Percentages by Year
                          of Credit Line Origination
                           As of September 30, 2000

---------------- ------------- -------------- ------------- -------------- ------------- ------------- --------------
     2000            1999          1998           1997          1996           1995          1994      Prior to 1994
---------------- ------------- -------------- ------------- -------------- ------------- ------------- --------------
    6.00%            8.58%         7.05%          6.13%         3.49%          5.61%         3.31%        59.83%
---------------- ------------- -------------- ------------- -------------- ------------- ------------- --------------


     As of September 30, 2000, the weighted average spread over the prime rate charged to dealers in the U.S. Wholesale Portfolio was approximately 0.76%.

     Used vehicles, which excludes Auction Vehicles, represented approximately 3.08% of the aggregate principal amount of receivables in the U.S. Wholesale Portfolio as of September 30, 2000. As of September 30, 2000, Used Vehicles represented approximately 3.18% of the aggregate principal amount of receivables in the trust, including Excluded Receivables.

     The following table provides the percentage of dealers in the U.S. Wholesale Portfolio that were subject to finance hold.



                                                       Finance Hold Experience

                                         As of
                                     September 30,                              As of December 31,
                                    ----------------    ------ ------- ------- ------ ------- ------- ------- ------ -------
                                         2000           1999    1998    1997   1996    1995    1994    1993   1992    1991
                                    ----------------    ------ ------- ------- ------ ------- ------- ------- ------ -------
        Percentage of Dealers              0.4%           0.4%  0.9%    2.1%    1.1%   1.8%    1.6%    3.2%    6.8%   9.4%
        --------------------------- ---------------- -- ------ ------- ------- ------ ------- ------- ------- ------ -------


     The following table provides the number and percentage of dealers in Dealer Trouble Status in the U.S. Wholesale Portfolio as of the dates indicated.


                                                      Dealer Trouble Experience

                                As of
                            September 30,                               As of December 31,
                            ---------------    ------- ------- ------ ------- ------- ------- ------ ------- -------
                                 2000           1999    1998   1997    1996    1995    1994   1993    1992    1991
                            ---------------    ------- ------- ------ ------- ------- ------- ------ ------- -------
Number of Dealers                 19             27      21     24      20      6       12     21      56     100
--------------------------- --------------- -- ------- ------- ------ ------- ------- ------- ------ ------- -------
Percentage of Dealers            0.6%           0.9%    0.7%    0.7%   0.6%    0.2%    0.3%   0.6%    1.8%    3.1%
--------------------------- --------------- -- ------- ------- ------ ------- ------- ------- ------ ------- -------


------------------------------------------------------------------------------
                                 THE ACCOUNTS
------------------------------------------------------------------------------

     As of September 30, 2000, with respect to the Accounts in the trust:

     o there were approximately 2,960 Accounts and the principal receivables balance was approximately $10.0 billion;

     o the average credit lines per dealer for new and used vehicles, which include Auction Vehicles, were approximately $3.73 million and $0.51 million, respectively, and the average balance of principal receivables per dealer was approximately $3.39 million; and

     o the aggregate total receivables balance as a percentage of the aggregate total credit line was approximately 79.9%.

Unless otherwise indicated, the statistics included in this paragraph, in the table below and under " - Geographic Distribution" with respect to the Accounts and the receivables in the trust give effect to approximately $8.6 million of principal receivables balances with respect to certain dealers (the "Excluded Receivables" and the "Excluded Dealers", respectively) that are in voluntary or involuntary bankruptcy proceedings or voluntary or involuntary liquidation or that, subject to limitations, are being voluntarily removed by the seller from the trust. A portion of those principal receivables was created after those dealers entered into that status or were designated by the seller, or the servicer on its behalf, for removal from the trust and, as a result, are owned by CFC. Principal receivables balances created prior to those dealers entering into that status or being designated for removal from the trust are included in the principal receivables balance.

     The following table sets forth the percentages of dealer account balances by year of credit line origination for the accounts in the trust.


                                                    Portfolio Percentages by Year
                                                     of Credit Line Origination
                                                         As of September 30,

           --------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
                                                                                                          Prior to
                2000          1999         1998         1997         1996         1995         1994         1994
           --------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
              2.66%           9.04%        7.04%        6.04%        3.62%        4.55%        3.51%       63.54%
           --------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------


     As of September 30, 2000, the weighted average spread over the prime rate charged to dealers was approximately 0.76%.

Loss Experience

     The following tables set forth the average principal receivables balance and loss experience for each of the periods shown on the U.S. Wholesale Portfolio. Because the eligible Accounts in the trust (the "Eligible Accounts") will be only a portion of the entire U.S. Wholesale Portfolio, actual loss experience with respect to the Eligible Accounts may be different. We cannot assure you that the loss experience for the receivables in the future will be similar to the historical experience set forth below with respect to the U.S. Wholesale Portfolio. Also, the historical experience set forth below reflects financial assistance provided by DaimlerChrysler or Chrysler to DaimlerChrysler-franchised dealers. If DaimlerChrysler is not able to or elects not to provide that assistance, the loss experience in respect of the U.S. Wholesale Portfolio may be adversely affected.


                                          Loss Experience for the U.S. Wholesale Portfolio


                            Nine Months Ended
                              September 30,                            As of Year Ended December 31,
                           ---------------------  ------------------------------------------------------------------------
                              2000      1999        1999       1998      1997      1996       1995      1994      1993
                           ---------------------  ------------------------------------------------------------------------
                                                                           (Dollars in millions)
Average Principal
  Receivables
  Balance(l)               $  11,552  $  10,417   $  10,430 $   9,236  $   8,877 $   8,825 $   8,256  $   6,754 $   6,271
--------------------------------------------------------------------------------------------------------------------------
Net Losses/(Net
  Recoveries)(2)           $       0  $     (0)   $     (0) $      11  $       4 $     (0) $     (1)  $     (1) $     12
--------------------------------------------------------------------------------------------------------------------------
Net Losses/(Net
  Recoveries) as a
  Percent of
  Liquidations(3)              0.001%    0.000%    (0.001)%     0.020%    0.007%  (0.000)%   (0.002)%  (0.003)%    0.035%
--------------------------------------------------------------------------------------------------------------------------
Net Losses/(Net
  Recoveries) as a
  Percent of Average
  Principal Receivables
  Balance(3)                    0.00%   (0.00)%     (0.00)%      0.12%     0.04%   (0.00)%    (0.01)%   (0.01)%     0.19%
--------------------------------------------------------------------------------------------------------------------------



                                    Loss Experience for the U.S. Wholesale Portfolio (Continued)

                                                        Year Ended December 31,
                               ------------ ----------- ------------ ----------- ------------ -----------
                                  1992         1991        1990         1989        1988         1987
                               ------------ ----------- ------------ ----------- ------------ -----------
                                                         (Dollars in millions)
Average Principal Receivables
   Balance(l)                  $    5,344   $   4,826   $    4,726   $   4,933   $    4,129   $   3,787
------------------------------ ------------ ----------- ------------ ----------- ------------ -----------
Net Losses/(Net
   Recoveries)(2)              $       26   $      36   $       23   $      13   $        3   $       2
------------------------------ ------------ ----------- ------------ ----------- ------------ -----------
Net Losses/(Net
   Recoveries) as a Percent
   of Liquidations(3)               0.098%      0.163%       0.117%      0.060%       0.015%      0.015%
------------------------------ ------------ ----------- ------------ ----------- ------------ -----------
Net Losses/(Net Recoveries)
   as a Percent of Average
   Principal Receivables
   Balance(3)                        0.49%       0.75%        0.49%       0.26%        0.07%       0.06%
------------------------------ ------------ ----------- ------------ ----------- ------------ -----------


(1) Average Principal Receivables Balance is the average of the month-end principal balances for the thirteen months ending on the last day of the period, except for the nine months ended September 30, 2000 and 1999 which are based on a ten-month average.

(2) Net losses in any period are gross losses less recoveries for such period.

(3) Percentages for the nine months ended September 30, 2000 and 1999 are expressed on an annualized basis and are not necessarily indicative for the entire year.

Aging Experience

     The following table provides the age distribution of vehicle inventory for all dealers in the U.S. Wholesale Portfolio, as a percentage of total principal outstanding at the date indicated. Because the Eligible Accounts will only be a portion of the entire U.S. Wholesale Portfolio, actual age distribution with respect to the Eligible Accounts may be different.


                                          Age Distribution for the U.S. Wholesale Portfolio

                        As of
                    September 30,                                  As of December 31,
                   ----------------  --------------------------------------------------------------------------------
       Days             2000           1999      1998      1997      1996      1995      1994      1993      1992
                   ----------------  --------------------------------------------------------------------------------

1-120                   76.9%          81.7%     81.7%     80.1%     80.4%     82.2%     82.5%     82.4%     77.2%
---------------------------------------------------------------------------------------------------------------------
121-180                10.6            12.1      11.0      10.8      10.0       9.3      10.1       9.6      13.8
---------------------------------------------------------------------------------------------------------------------
181-270                8.3              3.6       4.1       4.2       5.0       3.8       4.0       4.6       4.8
---------------------------------------------------------------------------------------------------------------------
over 270               4.2              2.6       3.2       4.9       4.6       4.7       3.4       3.4       4.2
---------------------------------------------------------------------------------------------------------------------


Geographic Distribution

     The following table provides the geographic distribution of the vehicle inventory for all dealers in the trust on the basis of receivables outstanding and the number of dealers generating the portfolio. The percentages may not add to 100.00% because of rounding.


                                          Geographic Distribution of Accounts in the Trust
                                                      As of September 30, 2000


                         ------------------------- --------------------- ---------------------- ---------------------
                               Receivables            Percentage of         Total Number of        Percentage of
                                                       Receivables                                   Number of
                             Outstanding (2)         Outstanding (2)          Dealers (3)           Dealers (3)
                         ------------------------- --------------------- ---------------------- ---------------------

Texas                          $ 915,338,120.68             9.12%                   185                  6.25%
------------------------ ------------------------- --------------------- ---------------------- ---------------------
California                       851,285,039.95             8.48                    190                  6.42
------------------------ ------------------------- --------------------- ---------------------- ---------------------
New York                         631,670,381.29             6.29                    181                  6.11
------------------------ ------------------------- --------------------- ---------------------- ---------------------
Florida                          544,302,535.44             5.42                    120                  4.05
------------------------ ------------------------- --------------------- ---------------------- ---------------------
New Jersey                       534,949,765.43             5.33                    134                  4.53
------------------------ ------------------------- --------------------- ---------------------- ---------------------
Illinois                         529,777,942.65             5.28                    156                  5.27
------------------------ ------------------------- --------------------- ---------------------- ---------------------
Other (l)                      6,030,139,490.89            60.08                  1,995                 67.38
------------------------ ------------------------- --------------------- ---------------------- ---------------------
Total                        $10,037,463,276.33           100.00%                 2,961                100.00%
------------------------ ------------------------- --------------------- ---------------------- ---------------------


(1) No other state includes more than 5% of the outstanding receivables.

(2) Includes Excluded Receivables.

(3) Includes Excluded Dealers.

------------------------------------------------------------------------------
                 MATURITY AND PRINCIPAL PAYMENT CONSIDERATIONS
------------------------------------------------------------------------------

     You will begin receiving principal on your certificates if an Early Amortization Period that is not terminated has commenced. Full amortization of the Series 2000-B certificates by the October 2003 Distribution Date (the "Series 2000-B Expected Payment Date") depends on, among other things, repayment by dealers of the receivables and may not occur if dealer payments are insufficient. Because the receivables are paid upon retail sale of the underlying vehicle, the timing of the payments is uncertain. Also, there is no assurance that CFC will generate additional receivables under the Accounts or that any particular pattern of dealer payments will occur. Also, the shorter the Series 2000-B Accumulation Period Length the greater the likelihood that payment of the Series 2000-B certificates in full by the Series 2000-A Expected Payment Date will be dependent on the reallocation of principal collections which are initially allocated to other outstanding series. If one or more other series from which principal collections are expected to be available to be reallocated to the payment of the Series 2000-B certificates enters into an early amortization period or reinvestment period after the April 2003 Distribution Date, principal collections allocated to that series will not be available to be reallocated to make payments of principal of the Series 2000-B certificates and the final payment of principal of the Series 2000-B certificates may be later than the Series 2000-B Expected Payment Date.

     Because an Early Amortization Event with respect to the Series 2000-B certificates may occur and would initiate an Early Amortization Period, you may receive the final distribution of principal on your Series 2000-B certificates prior to the scheduled termination of the Series 2000-B Revolving Period or prior to the Series 2000-A Expected Payment Date.

     The amount of new receivables generated in any month and monthly payment rates on the receivables may vary because of seasonal variations in vehicle sales and inventory levels, retail incentive programs provided by vehicle manufacturers and various economic factors affecting vehicle sales generally. The following table sets forth the highest and lowest monthly payment rates for the U.S. Wholesale Portfolio during any month in the periods shown and the average of the monthly payment rates for all months during the periods shown. The monthly payment rate is the percentage equivalent of a fraction, the numerator of which is the aggregate of all collections of principal during the period and the denominator of which is the average aggregate principal balance for the period. Monthly payment rates reflected in the table include principal credit adjustments. We cannot assure you that the rate of principal collections will be similar to the historical experience set forth below. Because the Eligible Accounts will be only a portion of the entire U.S. Wholesale Portfolio, historical monthly payment rates with respect to the Eligible Accounts may be different than those shown below.


                                       Monthly Payment Rates for the U.S. Wholesale Portfolio


                    Nine months
                       ended
                   September 30,                                       Year Ended December 31,
------------------------------------   -----------------------------------------------------------------------------------------
                  2000      1999         1999      1998      1997      1996     1995      1994      1993      1992      1991
                --------------------   -----------------------------------------------------------------------------------------
Highest Month     52.8%     60.5%        60.5%     60.8%     57.7%     58.3%    59.1%     59.7%     54.7%     50.6%     49.0%
--------------------------------------------------------------------------------------------------------------------------------
Lowest Month      39.0      45.4         44.7      42.5      41.1      43.2     36.5      34.2      35.9      34.4      30.2
--------------------------------------------------------------------------------------------------------------------------------
Average of the
   Months
   in the
   Period         46.2      53.6         52.0      50.0      48.2      49.0     45.6      50.3      46.6      41.3      38.2
--------------------------------------------------------------------------------------------------------------------------------
